SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 1, 2007

VERTIS, INC.

d/b/a Vertis Communications

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	333-97721	13-3768322
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 WEST PRATT STREET	21201
BALTIMORE, MARYLAND	(Zip Code)
(Address of Principal Executive Offices)

(410) 528-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On October 1, 2007, Vertis, Inc. (“Vertis”), announced that it had terminated the letter of intent dated July 21, 2007, as amended on August 14, 2007, with ACG Holding, Inc. (“ACG”) relating to the proposed merger between Vertis and ACG.  A copy of the press release announcing the termination of the letter of intent is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The previously announced agreement dated September 13, 2007, between Vertis, American Color Graphics, Inc., ACG and certain consenting noteholders expired by its terms on September 29, 2007.  Vertis conveyed an offer to ACG with a deadline of midnight on September 30, 2007, and received no affirmative response.  Vertis therefore terminated the letter of intent, but is prepared to entertain further discussions.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1         Press release dated October 1, 2007 issued by Vertis, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTIS, INC.

By:	/s/ BARRY C. KOHN
Name: Barry C. Kohn
Title: Chief Financial Officer

Date:  October 1, 2007

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press release dated October 1, 2007 issued by Vertis, Inc.